UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 14, 2015
RAYONIER INC.
COMMISSION FILE NUMBER 1-6780
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
225 Water Street, Suite 1400
Jacksonville, Florida 32202
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RAYONIER INC.

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Item 5.07.	Submission of Matters to a Vote of Security Holders.	1
	Signature	2

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2015 Annual Meeting of Shareholders of the Company was held on May 14, 2015 (the “Annual Meeting”). At the Annual Meeting, shareholders of the Company (1) approved all nine of the director nominees for the ensuing year, (2) approved, on an advisory basis, the compensation of the Company’s named executive officers, and (3) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015.
The final voting results were as follows:

				Broker
Election of Directors, Terms Expire in 2016	Votes For	Votes Against	Abstain	Non-Votes
Richard D. Kincaid	94,841,176	2,905,199	166,020	19,202,989
John A. Blumberg	95,272,039	2,473,507	166,849	19,202,989
Dod A. Fraser	95,149,360	2,480,718	282,317	19,202,989
Scott R. Jones	95,319,664	2,416,053	176,678	19,202,989
Bernard Lanigan, Jr.	96,736,205	987,661	188,529	19,202,989
Blanche L. Lincoln	95,129,354	2,618,178	164,863	19,202,989
V. Larkin Martin	94,986,761	2,390,118	535,516	19,202,989
David L. Nunes	95,206,443	2,426,968	278,984	19,202,989
Andrew G. Wiltshire	96,909,018	817,379	185,998	19,202,989

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Advisory Vote on the Compensation of Our Named Executive Officers	91,594,812	5,820,843	496,740	19,202,989

				Broker
	Votes For	Votes Against	Abstain	Non-Votes
Ratification of Auditors	113,934,662	2,385,673	795,049	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Vice President, General Counsel and
Corporate Secretary
May 19, 2015

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